EXHIBIT 23.1

		       CONSENT OF INDEPENDENT AUDITORS

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				 EXHIBIT 23.1

		       CONSENT OF INDEPENDENT AUDITORS





	We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Britton & Koontz Capital Corporation and Subsidiary of our report dated January 30, 1997, included in the 1996 Annual Report to Shareholders of Britton & Koontz Capital Corporation and Subsidiary.





						 /s/ May & Company
						 -----------------
						     May & Company



Vicksburg, Mississippi
March 25, 1997